Exhibit 10.3

RULE 144A GLOBAL CLASS A NOTE

LOCUST STREET FUNDING LLC

CLASS A FLOATING RATE SECURED NOTE, DUE 2023

THIS CLASS A NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THE HOLDER HEREOF, BY PURCHASING THIS CLASS A NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH CLASS A NOTE MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT AND THAT (U) IS A QUALIFIED PURCHASER WITHIN THE MEANING OF SECTION 3(c)(7) OF THE INVESTMENT COMPANY ACT, (V) WAS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUER (EXCEPT WHEN EACH BENEFICIAL OWNER OF THE PURCHASER IS A QUALIFIED PURCHASER), (W) UNDERSTANDS AND AGREES THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS IN THE SECURITIES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (X) IS NOT A BROKER-DEALER THAT OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF UNAFFILIATED ISSUERS, (Y) IS NOT A PENSION, PROFIT-SHARING OR OTHER RETIREMENT TRUST FUND OR PLAN IN WHICH THE PARTNERS, BENEFICIARIES OR PARTICIPANTS OR AFFILIATES MAY DESIGNATE THE PARTICULAR INVESTMENT TO BE MADE AND (Z) HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS WHEN THE PURCHASER IS A PRIVATE INVESTMENT COMPANY FORMED ON OR BEFORE APRIL 30, 1996, AND IN A TRANSACTION THAT MAY BE EFFECTED WITHOUT LOSS OF ANY APPLICABLE INVESTMENT COMPANY ACT EXEMPTION OR EXCLUSION, (B) IN A PRINCIPAL AMOUNT OF NOT LESS THAN THE MINIMUM DENOMINATION SET FORTH IN THE INDENTURE AND (C) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR OTHER APPLICABLE JURISDICTION. ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY. EACH TRANSFEROR OF THIS CLASS A NOTE WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS SET FORTH HEREIN AND IN THE INDENTURE TO ITS TRANSFEREE. IN ADDITION TO THE FOREGOING, THE ISSUER MAINTAINS THE RIGHT TO RESELL SECURITIES PREVIOUSLY TRANSFERRED TO NON-PERMITTED HOLDERS (AS DEFINED IN THE INDENTURE) IN ACCORDANCE WITH AND SUBJECT TO THE TERMS OF THE INDENTURE.

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS CLASS A NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN, UNLESS THIS CLASS A NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

TRANSFERS OF THIS CLASS A NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE, AND TRANSFERS OF PORTIONS OF THIS CLASS A NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.

PRINCIPAL OF THIS CLASS A NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS CLASS A NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS CLASS A NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

THE FAILURE TO PROVIDE THE ISSUER, THE TRUSTEE AND ANY PAYING AGENT WITH THE APPLICABLE U.S. FEDERAL INCOME TAX CERTIFICATIONS (GENERALLY, AN INTERNAL REVENUE SERVICE FORM W-9 (OR SUCCESSOR APPLICABLE FORM) IN THE CASE OF A PERSON THAT IS A “UNITED STATES PERSON” WITHIN THE MEANING OF SECTION 7701(A)(30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) WILL RESULT IN U.S. WITHHOLDING FROM PAYMENTS TO THE HOLDER IN RESPECT OF THIS CLASS A NOTE.

BY ACQUIRING THIS CLASS A NOTE (OR INTEREST THEREIN), EACH PURCHASER (AND, IF THE PURCHASER OR TRANSFEREE IS AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN, ITS FIDUCIARY) IS DEEMED TO REPRESENT AND WARRANT THAT (1) IT IS NOT ACQUIRING THE CLASS A NOTE (OR INTEREST THEREIN) WITH THE ASSETS OF AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) WHICH IS SUBJECT TO TITLE I OF ERISA OR A PLAN (AS DEFINED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) OR ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” (WITHIN THE MEANING OF 29 C.F.R. § 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) BY REASON OF SUCH EMPLOYEE BENEFIT PLAN’S OR PLAN’S INVESTMENT IN THE ENTITY, (2) IF THE PURCHASER OR TRANSFEREE IS A GOVERNMENTAL PLAN OR CHURCH PLAN, ITS ACQUISITION AND HOLDING OF THE CLASS A NOTE (OR INTEREST THEREIN) WILL NOT GIVE RISE TO A NONEXEMPT VIOLATION OF ANY STATE, LOCAL OR OTHER LAW THAT IS SIMILAR TO THE FIDUCIARY AND PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE

CODE AND (3) IF ACQUIRED DURING THE INITIAL INVESTMENT PERIOD (AS DEFINED IN THE INDENTURE), IT IS NOT AN AFFECTED BANK (AS DEFINED IN THE INDENTURE). ANY PURPORTED TRANSFER OF A CLASS A NOTE (OR INTEREST THEREIN) TO A PURCHASER OR TRANSFEREE THAT DOES NOT COMPLY WITH THE ABOVE REQUIREMENTS SHALL BE NULL AND VOID AB INITIO.

LOCUST STREET FUNDING LLC

Class A Floating Rate Secured Note, Due 2023

Up to U.S.$840,000,000

R-1

CUSIP NO.: 540141 AA6

LOCUST STREET FUNDING LLC, a Delaware limited liability company (the “Issuer”), for value received, hereby promise to pay to CEDE & CO. or its registered assigns, upon presentation and surrender of this Class A Note (except as otherwise permitted by the Indenture hereinafter referred to), the principal sum of up to EIGHT HUNDRED FORTY MILLION United States Dollars (U.S.$840,000,000) on October 15, 2023 (the “Stated Maturity”), as adjusted by any Increases up to and including the Effective Date and as adjusted upward or downward in accordance with the Schedule of Exchanges as attached hereto, or upon the unpaid principal of this Class A Note becoming due and payable at an earlier date by declaration of acceleration, call for redemption or as otherwise provided below and in the Indenture. The Issuers promise to pay interest thereon on October 15, January 15, April 15 and July 15 in each year, commencing October 15, 2011, and at the Stated Maturity, at the rate equal to the LIBOR for the Applicable Period (x) plus 4.00% per annum through the Second Amendment Date (as defined below) and (y) plus 2.75% per annum after the Second Amendment Date (the “Class A Note Interest Rate”), in each case on the unpaid principal amount hereof until the principal hereof is paid or duly provided for in accordance with the Indenture. Interest shall be computed on the basis of the actual number of days elapsed in the applicable Interest Accrual Period divided by 360. The interest so payable and punctually paid on any Payment Date, and the principal payable and punctually paid on any Payment Date, will, as provided in the Indenture, be paid to the Person in whose name this Class A Note (or one or more predecessor Class A Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) preceding such Payment Date.

The obligations of the Issuers under this Class A Note and the Indenture are limited recourse obligations of the Issuer payable solely from the Collateral Obligations and other Collateral pledged by the Issuer in accordance with the Priority of Payments, and in the event the Collateral Obligations and other Collateral are insufficient to satisfy such obligations, any claims of Holders shall be extinguished.

This Class A Note is one of a duly authorized issue of Class A Floating Rate Secured Notes, Due 2023 (the “Class A Notes”) of the Issuer, limited in aggregate principal amount to U.S. $840,000,000 and issued under that certain Indenture (the “Indenture”) dated as of July 21, 2011, as amended on February 15, 2012 and as amended and restated on September 26, 2012 (the “Second Amendment Date”) among the Issuers and Citibank, N.A., as trustee (the “Trustee,” which term includes any successor trustee as permitted under the Indenture). Authorized under the Indenture are the Class A Notes of the Issuer. Interest will cease to accrue on this Class A Note, or in the case of a partial repayment, on such part, from the date of repayment or Stated Maturity unless payment of principal is improperly withheld.

Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Trustee and the Holders of the Class A Notes and the terms upon which the Class A Notes are, and are to be, authenticated and delivered.

Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Indenture.

Payments in respect of principal and interest due on any Payment Date of this Class A Note shall be made by the Paying Agent, subject to any laws or regulations applicable thereto, by wire transfer in immediately available funds to a Dollar account maintained by DTC or its nominee to the extent practicable or otherwise by U.S. dollar check drawn on a bank in the United States of America delivered to DTC or its nominee. The final payment of interest and principal due on this Class A Note shall be made (except as otherwise provided in the Indenture) only upon presentation and surrender of this Class A Note at the Corporate Trust Office of the Trustee or at the office of any Paying Agent appointed under the Indenture.

The registered Holder of this Class A Note shall be treated as the owner hereof for all purposes.

Except as specifically provided herein and in the Indenture, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

In certain cases, including in the event that the Par Value Test relating to the Class A Notes in not satisfied as of the time specified in the Indenture, this Class A Note may be redeemed, in whole or in part, in the manner provided in the Indenture.

As specified in the Indenture and subject to conditions therein, on any Business Day, the Issuer may cause an optional redemption, in whole, or in part, of the Class A Notes at the written direction of, or with the written consent of, the Equity Owner. In addition, upon the occurrence of a Tax Event, the Issuer may on any Business Day redeem in whole, or in part, the Class A Notes at the written direction of, or with the written consent of, the Equity Owner or the Majority of the Controlling Class, in accordance with the procedures described in the Indenture. The redemption price for the Class A Notes shall be subject to the provisions set forth in the Indenture.

If an Event of Default shall occur and be continuing, the Class A Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the Stated Maturity of this Class A Note, the amount payable to the Holder of this Class A Note will be equal to the aggregate unpaid principal amount of the Class A Notes on the date this Class A Note becomes so due and payable, together with accrued and unpaid interest on such unpaid principal amount at the Note Interest Rate.

Payments of principal and interest on this Note are subordinate to the payment on each Payment Date of certain other obligations of the Issuer in accordance with the Priority of Payments.

The Class A Notes are issuable only in fully registered form without coupons in minimum denominations of $500,000 and integral multiples of $1,000 in excess thereof if held through a Rule 144A Global Class A Note.

The Issuer shall arrange for the Registrar (which shall initially be the Trustee) to keep the Register. Title to this Class A Note shall pass by registration in the Register for the Class A Notes.

No service charge shall be made for exchanging or registering the transfer of this Class A Note, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Trustee and the Registrar may request evidence reasonably satisfactory to it proving the identity of the transferee and transferor and the authenticity of their signatures.

The remedies of the Trustee and the Holder hereof, as provided herein or in the Indenture, shall be cumulative and concurrent and may be pursued solely against the Collateral. No failure on the part of the Holder or of the Trustee in exercising any right or remedy hereunder or under the Indenture shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder or under the Indenture.

AS PROVIDED IN THE INDENTURE, THE INDENTURE AND THE CLASS A NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its Authorized Officers, this Class A Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuers have caused this Class A Note to be duly executed.

Dated: September 26, 2012

LOCUST STREET FUNDING LLC

By:	/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Executive Vice President

CERTIFICATE OF AUTHENTICATION

This is one of the Class A Notes referred to in the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory

ASSIGNMENT FORM

For value received

hereby sells, assigns and transfers unto

Please insert social security or other identifying number of assignee

Please print or type name and address, including zip code of assignee:

the within Class A Note and does hereby irrevocably constitute and appoint                                 Attorney to transfer the Class A Note on the books of the Issuer with full power of substitution in the premises.

Date:	Your Signature:
(Sign exactly as your name appears on this Class A Note)

SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL CLASS A NOTE

The amount issued on the Closing Date is U.S. $63,000,000.

The following exchanges of a part of this Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such Decrease (or Increase)	Signature of Authorized Officer of Trustee or Registrar